UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 24, 2013
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders, the nominees for directors of the Company proposed were elected. On other business conducted at the Annual Meeting, stockholders voted in favor of an advisory non-binding proposal to approve our executive compensation programs and policies. Lastly, they ratified the appointment of KPMG LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2013. Stockholders cast votes as follows:

	Number of Votes
Matter Considered	For	Withheld
Election of Directors:
Roxanne J. Coady	267,212,145	7,334,454
Carl Florio	266,990,811	7,555,786
Carlton L. Highsmith	267,745,512	6,801,087
George M. Philip	259,911,227	14,635,372
Nathaniel Woodson	258,698,439	15,866,160

	Number of Votes
Matter Considered	For	Against	Abstain	Broker non-votes
Advisory non-binding vote to approve our executive compensation programs and policies	243,891,231	23,728,180	6,927,188	47,862,388

Ratification of KPMG LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2013	315,805,157	5,406,017	1,197,813

Item 9.01        Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: April 25, 2013	By:/s/ GREGORY W. NORWOOD
Gregory W. Norwood
Chief Financial Officer
(Duly authorized representative)